Exhibit 99.2

FOR RELEASE: New Hartford, NY, January 22, 2025 CONTACT: Christopher R. Byrnes (315) 743-8376 chris_byrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES PRICING OF $100 MILLION OFFERING OF CONVERTIBLE SENIOR NOTES

New Hartford, NY- January 22, 2025 -- PAR Technology Corporation (NYSE: PAR) (“Company” or “PAR”), announced today that it priced a private offering (the “Offering”) of $100 million aggregate principal amount of 1.00% Convertible Senior Notes due 2030 (the “Notes”).  The Notes will be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Company also granted to the initial purchaser of the Notes an option to purchase, during a 13-day period beginning on, and including, the first date on which the Notes are issued, up to an additional $15 million aggregate principal amount of Notes.  The sale is expected to close on January 24, 2025, subject to satisfaction of the conditions to closing.

The Notes will be general unsecured obligations of the Company.  The Notes will mature on January 15, 2030, unless earlier converted, redeemed or repurchased.  Interest will accrue on the Notes at a rate of 1.00% per year and will be payable semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2025.

The Notes will be convertible at the option of the holders, at any time prior to the close of business on the business day immediately preceding October 15, 2029 only under certain circumstances and during certain periods and, on or after October 25, 2029, at any time until the close of business on the business day immediately preceding the maturity date.  Upon conversion, the Notes may be settled, at the Company’s election, in cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock.  The initial conversion rate for the Notes will be 10.3089 shares of the Company’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $97.00 per share of the Company’s common stock, which represents a conversion premium of approximately 32.5% above the last reported sale price of the Company’s common stock on the New York Stock Exchange on January 21, 2025).  In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of redemption in respect of the Notes, the Company will, under certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or convert its notes called (or deemed called) for redemption during the related redemption period, as the case may be.

The Notes will not be redeemable at the Company’s option prior to January 20, 2028.  The Company may redeem for cash all or any portion of the Notes (subject to certain limitations on partial redemptions), at its option, on or after January 20, 2028, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding the redemption date, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period).

The Company estimates that the net proceeds from the Offering will be approximately $96.7 million (or approximately $111.3 million if the initial purchaser exercises its option to purchase additional Notes in full), after deducting the initial purchaser’s discounts and commissions and offering expenses payable by the Company.  The Company intends to use the net proceeds from the Offering to repay in full the $90 million principal amount outstanding of the term loan under its credit agreement with Blue Owl Capital Corporation, as administrative agent and collateral agent (the “Blue Owl Term Loan”), among other parties, plus accrued interest and prepayment premium.

The Company intends to use the remaining proceeds from the Offering (including any net proceeds from the sale of any additional Notes that may be sold should the initial purchaser exercise its option to purchase additional Notes) for general corporate purposes.  The Company may also use a portion of the proceeds to acquire or invest in companies, products, or technologies complementary to its business.

The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act.  The Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy the Notes or any shares of the Company’s common stock issuable upon conversion of the Notes, nor will there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical in nature, but rather are predictive of PAR’s future operations, financial condition, financial results, business strategies and prospects.  Forward-looking statements are generally identified by words such as “believe,” “continue,” “could,” “expect,” “intend,” “may,” “should,” “will,” and similar expressions.  Forward-looking statements are based on management’s current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond PAR’s control, which could cause PAR’s actual results to differ materially from those expressed in or implied by forward-looking statements, including statements regarding the completion of the Offering of the Notes, the intended use of proceeds from the Offering (including the amount, terms, and timing of the proposed repayment of the Blue Owl Term Loan), and the expected terms of the Offering.  Risks and uncertainties that could cause or contribute to such differences include risks related to whether the Company will be able to satisfy the conditions required to close any sale of the Notes and the fact that the Company’s management will have broad discretion in the use of the proceeds from any sale of the Notes; as well as, but not exclusively, the risks and uncertainties discussed in PAR’s Annual Report on Form 10-K for the year ended December 31, 2023 and its other filings with the Securities and Exchange Commission.  Forward-looking statements contained in this press release are based solely on the information known to PAR’s management and speak only as of the date of this press release.  PAR undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities law.

About PAR Technology Corporation

For over four decades, PAR Technology Corporation (NYSE: PAR) has been at the forefront of technology innovation in foodservice, helping businesses create exceptional guest experiences and connections.  PAR’s comprehensive suite of software and hardware solutions, including point-of-sale, digital ordering, loyalty, back-office management, and payments, serves a diverse range of hospitality and retail clients across more than 110 countries.  With its “Better Together” ethos, PAR continues to deliver unified solutions that drive customer engagement, efficiency, and growth, all to make it easier for PAR’s customers to manage their operations.